UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 28, 2008 (May 28, 2008)

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Introgen Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-21291	74-2704230
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Congress Avenue, Suite 1850
Austin, Texas 78701
(Address of principal executive offices, including zip code)

(512) 708-9310
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure.

On May 28, 2008, Introgen Therapeutics, Inc. (“Introgen”) issued a press release announcing results of its ADVEXIN Phase III clinical trial data in patients with recurrent, refractory head and neck cancer. A copy of this press release is attached hereto as Exhibit 99.1.

Introgen will present results of such trial at an oral presentation this week at the American Society for Gene Therapy (ASGT) annual meeting in Boston, Massachusetts. The presentation is scheduled to begin at 11:00 a.m. (Eastern time). To access the ASGT presentation materials on Introgen’s web site, please visit the Events page at www.introgen.com. The ASGT presentation materials will be posted on Introgen’s web site on Thursday, May 29, 2008 at the beginning of the presentation.

The information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 9.01     Financial Statements and Exhibits.

         (d)        Exhibits.

         99.1       Press Release dated May 28, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTROGEN THERAPEUTICS, INC.

		By:	/S/ JAMES W. ALBRECHT, JR.
James W. Albrecht, Jr.
Chief Financial Officer

Date:	May 28, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 28, 2008.